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                                                                   Exhibit 99.6


                               WORLDTALK CORPORATION
                               1992 STOCK OPTION PLAN

                        As Adopted June 30, 1992 and Amended
                         November 9, 1992, April 30, 1993,
                         June 1, 1994 and December 20, 1995


1. PURPOSE. This 1992 Stock Option Plan ("Plan") is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of Worldtalk Corporation, a California corporation (the "COMPANY"). Capitalized terms not previously defined herein are defined in Section 17 of this Plan.

2. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "OPTIONS") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "REVENUE CODE"), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the common stock of the Company.

3. NUMBER OF SHARES. The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 4,000,000 Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

4. ELIGIBILITY. Options may be granted to employees, officers, directors, consultants, independent contractors and advisers (provided such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Board (as defined in Section 14) in its sole discretion shall select the recipients of Options ("OPTIONEES"). An Optionee may be granted more than one Option under this Plan. The Company may also, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in replacement of the option assumed by the Company, or (b) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible

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       to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant.

5. TERMS AND CONDITIONS OF OPTIONS. The Board shall determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option (which need not be the same for each Optionee), subject to the following:

       5.1 FORM OF OPTION GRANT. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the "GRANT") in such form (which need not be the same for each Optionee) as the Board shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

       5.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Board makes the determination to grant such Option unless otherwise specified by the Board. The Grant representing the Option will be delivered to Optionee with a copy of this Plan within a reasonable time after the granting of the Option.

       5.3 EXERCISE PRICE. The exercise price of an Option shall be not less than 100% of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") shall not be less than 110% of the Fair Market Value of the Shares on the date the Option is granted.

       5.4 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Board as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.

       5.5 LIMITATION ON ISOs. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares

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              to become exercisable in such year shall be ISOs and the Options for the amount in excess of $100,000 that becomes exercisable in that year shall be NQSOs. In the event that the Revenue Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein, and shall apply to any Options granted after the effective date of such amendment.

       5.6 OPTIONS NON-TRANSFERABLE. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of Optionee only by Optionee; provided, however, that NQSOs held by an Optionee who is not an officer or director of the Company or other person (in each case, an "INSIDER") whose transactions in the Company's common stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT"), may be transferred to such family members, trusts and charitable institutions as the Board, in its sole discretion, shall approve at the time of the grant of such Option.

       5.7 ASSUMED OPTIONS. In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424(c) of the Revenue
              Code). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section
              4), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

6.     EXERCISE OF OPTIONS.

       6.1 NOTICE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Board (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

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       6.2    PAYMENT.  Payment for the Shares may be made by check honored for payment to the Company or, where approved by the Board in its sole discretion and where permitted by applicable law: (a) by cancellation of indebtedness of the Company to the Optionee; (b) by surrender of shares of common stock of the Company having a Fair Market Value equal to the applicable exercise price of the Options, that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of the Securities and Exchange Commission ("SEC") Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

       6.3 WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Board in its sole discretion, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Revenue Code (the "TAX DATE"). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Board and shall be subject to the following restrictions.

              (a) the election must be made on or prior to the applicable Tax Date;

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              (b)    once made, the election shall be irrevocable as to the
                     particular Shares as to which the election is made; and

              (c) all elections shall be subject to the consent or disapproval of the Board.

              In addition, if Optionee is an Insider, and if the Company is subject to Section 16(b) of the Exchange Act, the following shall apply:

              (d) the election may not be made within six (6) months of the date of grant of the Option; provided, however, that this limitation shall not apply in the event that death or disability of Optionee occurs prior to the expiration of the six (6) month period;

              (e) the election must be made either six (6) months prior to the Tax Date or in the 10-day period beginning on the third day following the public release of the Company's quarterly or annual summary statement of operations; and

              (f) if the Tax Date is deferred until six months after exercise of the Option because no election is filed under Section 83(b) of the Revenue Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised, but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

       6.4 LIMITATION ON EXERCISE. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following:

              6.4.1 If Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, Optionee may exercise such Optionee's ISOs to the extent (and only to the extent) that they would have been exercisable upon the date of termination within ninety (90) days after the date of termination (or such shorter time period as may be specified in the Grant);

              6.4.2  If Optionee is an Insider and the Company is subject to
                     Section 16(b) of the Exchange Act, Optionee's Option will remain exercisable until the end of the thirty (30) day period commencing on the first date on which Optionee may exercise without having a matching purchase and sale under
                     Section 16(b), with any extension beyond ninety (90) days after termination of employment

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                     deemed to be as an NQSO, and provided further that in no
                     event may an Option be exercisable later than the expiration date of the Option.

              6.4.3 If Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of Optionee or disability of Optionee within the meaning of Section 22(e)(3) of the Revenue Code, Optionee's ISOs may be exercised to the extent (and only to the extent) that they would have been exercisable by Optionee on the date of termination, by Optionee (or Optionee's legal representative) within twelve (12) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the ISOs.

              6.4.4 The Board shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated.

              6.4.5 In the case of an Optionee who is a director, independent consultant, contractor or adviser, the Board will have the discretion to determine whether Optionee is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

              6.4.6 The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Optionee from exercising the full number of Shares as to which the Option is then exercisable.

              6.4.7 An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Shares may then be listed as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

7. RESTRICTIONS ON SHARES. At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and/or

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       (b) a right to repurchase a portion of or all Shares held by an Optionee upon Optionee's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company, for any reason within a specified time as determined by the Board at the time of grant at (i) Optionee's original purchase price, (ii) the Fair Market Value of such Shares or (iii) a price determined by a formula or other provision set forth in the Grant.

8. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Board shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Revenue Code. The Board shall have the power to reduce the exercise price of outstanding Options without the consent of Optionees by a written notice to the Optionees affected; provided, however, that the exercise price per Share may not be reduced below the minimum exercise price that would be permitted under Section
       5.3 of this Plan for Options granted on the date the action is taken to reduce the exercise price.

9. STOCK OWNERSHIP; FINANCIAL STATEMENTS. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. However, the Company shall provide to each Optionee, during the period for which he has one or more Options outstanding, copies of the financial statements of the Company, consisting of, at a minimum, a balance sheet and an income statement, at such time after the close of each fiscal year of the Company as such statements are released by the Company to its shareholders. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assume their access to equivalent information.

10. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

11. ADJUSTMENT OF OPTION SHARES. In the that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure

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       of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per Share of such Options shall be proportionately adjusted, subject to any required action by the Board of Directors (the "BOARD") or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded up to the nearest whole number, as determined by the Board; and provided further that the exercise price may not be decreased to be below the par value, if any, for the Shares.

12.    ASSUMPTION OF OPTIONS BY SUCCESSORS.

       12.1 ASSUMPTION OR SUBSTITUTION. In the event of (a) a merger or consolidation is which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation, or other transaction in which there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation, which assumption shall be binding on all Optionees), (b) a dissolution or liquidation of the Company,
              (c) the sale of substantially all of the assets of the Company, or
              (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Revenue Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute an equivalent option or provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of Optionee's options, such as the exercise price and the vesting schedule). The successor corporation may also issue, in place of outstanding shares of the Company held by Optionee as a result of the exercise of an Option that is subject to repurchase, substantially similar shares or other property subject to similar repurchase restrictions no less favorable to Optionee.

       12.2 EXPIRATION. In the event such successor corporation, if any, refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Subsections 12.1 above, or there is no successor corporation, and if the Company is ceasing to exist as a separate corporate entity, the Options shall, notwithstanding any contrary terms in the Grant, expire on (and, in the case of a transaction described in


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              Subsection 12.1(a) above, if the Company has reserved to itself a right to repurchase Shares issued on exercise of Options at the original purchase price of such Shares, such right shall terminate
              on), a date at least 20 days after the Board gives written notice to Optionees specifying the terms and conditions of such termination.

       12.3 ADDITIONAL PROVISIONS. Subject to the foregoing provisions of this Section 12, in the event of the occurrence of any transaction described in Section 12.1, any outstanding Option shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction".

13. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of the Company. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. Upon the effective date of the Plan, the Board may grant Options pursuant to this Plan; provided that, in the event that shareholder approval is not obtained within the time period provided herein, all Options granted hereunder shall terminate.
       No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such Shareholder approval is not obtained. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval.

14. ADMINISTRATION. Until such time as the Company registers under the Exchange Act, this Plan will be administered by the Board. If a committee is appointed from among the members of the Board, or otherwise, to aid in administration of the Plan, that committee shall have full authority to administer the Plan, its decisions with respect to the Plan being final and binding on the Company, except for actions with respect to the Plan being final and binding on the Company, except for actions with respect to which the Board cannot authorize a committee to take under Section 311 of the California Corporations Code. In those cases not authorized by Section 311 of such Code, the committee's decisions are recommendations and the Board shall retain full authority to accept, reject or modify those recommendations, the full Board's decisions being final and binding on the Company. If, at the time the Company registers under the Exchange Act, a majority of the Board is not comprised of Disinterested Persons, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, which may consist of the appointment by the Board of a committee consisting of not less than two members of the Board, each of whom is a Disinterested Person. As used in this Plan, references to the "Board" shall mean either the committee appointed by the Board to administer this Plan after the Company registers under the Exchange Act of the Board if no such committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan or on the grant of any Options pursuant to this Plan to Insiders, but any such member may be counted for determining the existence of a quorum at any meeting of the Board during which action is taken with respect to Options or administration of this Plan and may vote on the grant of any Options pursuant to this Plan otherwise than to Insiders. The interpretation by the Board of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option. The Board may delegate to officers of the company the authority to grant Options under this Plan to Options to Optionees who are not Insiders of the Company.

15. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years after the date on which this Plan is adopted by the Board.

16. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect including (but not limited to) amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Revenue Code or the regulations promulgated thereunder as such provision may apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following means:

       17.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       17.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       17.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

       17.4 "DISINTERESTED PERSON") shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

       17.5 "FAIR MARKET VALUE" shall mean the fair market value of the Shares as determined by the Board from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for common stock of the Company on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Board shall deem appropriate) or, in the event the common stock of the Company is listed on a stock exchange or on the NASDAQ National Market System, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Board shall deem appropriate).

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                               WORLDTALK CORPORATION
                                 STOCK OPTION GRANT


Optionee:

Address:



Total Shares Subject to Option:

Exercise Price per Share:                $
                                          --

Date of Grant:


Expiration Date:

Type of Option:                             [   ]  Incentive Stock Option
                                            [   ]  Nonqualified Stock Option


1. GRANT OF OPTION. Worldtalk Corporation, a California corporation (the "COMPANY"), hereby grants to the optionee named above ("OPTIONEE") an option (this "OPTION") to purchase the total number of shares of common stock of the Company set forth above (the "SHARES") at the exercise price per share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Stock Option Grant (this "GRANT") and the Company's 1992 Stock Option Plan, as amended to the date hereof (the "PLAN"). If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "REVENUE CODE"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be exercisable as to portions of the Shares as follows: (a) this Option shall not be exercisable with respect to any of the Shares until ____________ (the "FIRST VESTING DATE"); (b) if Optionee has been continuously employed by the Company within the meaning of Section 4 below at all times during the time period beginning on the Date of Grant set forth above and ending on the First Vesting Date, then on the First Vesting Date this Option shall become exercisable as to twenty-five percent (25%) of the Shares; and (c) thereafter this Option shall become exercisable as to an additional six and one-fourth percent (6.25%) of the Shares on the same day as the First Vesting Date each three month period thereafter if Optionee has remained continuously employed by the Company within the meaning of Section 4 below at all times on or prior to the relevant quarterly vesting date, PROVIDED that

       Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company's common stock greater than the "Total Shares Subject to Option" indicated above. Notwithstanding anything herein to the contrary, this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date; and provided further that this Option must become exercisable as to at least 20% of the Shares for each full year from the Date of Grant.

3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act and all applicable state securities laws as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's common stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be employed by the Company or any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, an Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under Section 2 and this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "TERMINATION DATE").

       4.1 TERMINATION GENERALLY. If Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or Disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within sixty (60) days after the Termination Date, but in no event later than the Expiration Date.

       4.2 If Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of Optionee or Disability of Optionee, this option, may be exercised to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

       4.3 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

5.     MANNER OF EXERCISE.

       5.1 EXERCISE AGREEMENT. This Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as EXHIBIT A, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

       5.2 EXERCISE PRICE. Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check) or, where permitted by applicable law: (a) by cancellation of indebtedness of the Company to Optionee; (b) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (c) by any combination of the foregoing.

       5.3 WITHHOLDING TAXES. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. If Optionee is an Insider subject at the time of exercise of this Option to Section 16(b) of the Exchange Act, Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 6(c) of the Plan. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

       5.4 ISSUANCE OF SHARES. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee, Optionee's legal representative or Optionee's assignee.

6. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO within (a) the date two years after the Date of Grant, or (b) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash (or in Shares, to the extent permissible under Section 5.3) or out of the current wages or other earnings payable to Optionee.

7. NONTRANSFERABILITY OF OPTION. If this Option is an ISO, or if Optionee is an Insider subject to Section 16(b) of the Exchange Act, then this Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. Otherwise, this Option may only be transferred (a) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (b) to Optionee's immediate family, to a trust for the benefit of Optionee or Optionee's immediate family, or to a charitable entity qualified under Revenue Code Section 501(c), where "immediate family" shall mean spouse, lineal descendant or antecedent, brother or sister. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

8. TAX CONSEQUENCES. Set forth below is a brief summary as of the date this form of Grant was adopted of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

       8.1 EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject Optionee to an alternative minimum tax liability in the year of exercise.

       8.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If this Option does not qualify as an ISO, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

       8.3 DISPOSITION OF SHARES. In the case of an NQSO, if Shares are held for more than one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for more than one year after the date of exercise and more than two years after the Date of Grant, any gain on disposition on the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one year or two year periods (a "DISQUALIFYING DISPOSITION"), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the "SPREAD"), or, if less, the difference between the amount realized on the sale of such Shares and the Exercise Price. Any gain in excess of the Spread shall be treated as capital gain.

9. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the committee of the Company's Board of Directors that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by such committee shall be final and binding on the Company and on Optionee.

10. ENTIRE AGREEMENT. The Plan and the Stock Option Exercise Agreement attached as EXHIBIT A are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                                                 WORLDTALK CORPORATION


                                                 By:

                                                 Title:

                                      ACCEPTANCE

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

                                      EXHIBIT A

                                WORLDTALK CORPORATION
                           STOCK OPTION EXERCISE AGREEMENT


       This Exercise Agreement is made this _____________ day of ____________, 19__ between Worldtalk Corporation, a California corporation (the "COMPANY"), and the optionee named below ("OPTIONEE") pursuant to the Company's 1992
Stock Option Plan, as amended to the date hereof (the "PLAN"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

Optionee:

Social Security Number:

Address:


Number of Shares Purchased:

Purchase Price per Share:          $

Aggregate Purchase Price:

Date of Option Grant:

Type of Option:                    [   ] Incentive Stock Option
                                   [   ] Nonqualified Stock Option

Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Grant, as follows (check as applicable and complete):

       [  ]   by Check honored for payment to the Company in the amount of
              $_____, receipt of which is acknowledged by the Company;

       [  ]   by cancellation of indebtedness of the Company to Optionee in the amount of $_______________; or

       [  ]   through a "same-day-sale" commitment, delivered herewith, from
              Optionee and the NASD Dealer named therein, in the amount of $_____________.

The Company and Optionee hereby agree as follows:

1. PURCHASE OF SHARES. On this date and subject to the terms and conditions of this Exercise Agreement, Optionee hereby exercises the Grant between the Company and Optionee dated as of the Date of Grant set forth above, with respect to the Number of Shares Purchased set forth above of the Company's common stock (the "SHARES") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the "AGGREGATE PURCHASE PRICE") and the Price per Share set forth above (the "PURCHASE PRICE PER SHARE"). The term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits with respect to the Shares.

2. REPRESENTATIONS OF PURCHASER. Optionee represents and warrants to the Company that:

       (a) Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

       (b) Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act.

       (c) Optionee has no present intention of selling or otherwise disposing of all or any portion or the Shares.

       (d) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans).

       (e) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

3. COMPLIANCE WITH SECURITIES LAWS. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to (the Company will check the applicable box):

       [  ]   the exemption provided by Rule 701;

       [  ]   the exemption provided by Rule 504;

       [  ]   Section 4(2) of the Securities Act;

       [  ]   other: ___________________________.

4. FEDERAL RESTRICTIONS ON TRANSFER. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

       4.1 RULE 144. Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be paid for and then held for a minimum of two years before the may be resold under Rule 144. Prior to an initial public offering of the Company's stock, "nonaffiliates" (i.e. persons other than officers, directors and major shareholders of the Company) may resell only under Rule 144(k), which requires that the Shares be paid for and held for a minimum of three years. Rules 144(k) is not available to affiliates.

       4.2 RULE 701. If the exemption relied upon for exercise of the Shares is Rule 701, the Shares will become freely transferable, subject to limited conditions regarding the method of sale, by nonaffiliates 90 days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to any lengthier market standoff agreement contained in this Exercise Agreement or entered into by Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

5. STATE LAW RESTRICTIONS ON TRANSFER. Optionee understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Commissioner of Corporations, a copy of which is attached hereto as ATTACHMENT 1, and that the certificate(s) representing the Shares may bear a legend to that effect.

6. MARKET STANDOFF AGREEMENT. Optionee agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares or any other securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

7. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have an assignable right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

       7.1 NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "NOTICE") stating:
              (a) Holder's bona fide intention to sell or otherwise transfer such Shares; (b) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (c) the number of Shares to be transferred to each Proposed Transferee; and (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"); and the Holder shall offer to sell the Shares at the Offered Price to the Company.

       7.2    EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
              (30) days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection 7.3 below.

       7.3 PURCHASE PRICE. The purchase price for the Shares purchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

       7.4 PAYMENT. Payment of the purchase price shall be made, at the option of the Company or its assignee, either (a) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company or such assignee, or by any combination thereof within thirty (30) days after receipt of the Notice or (b) in the manner and at the time(s) set forth in the Notice.

       7.5 HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal, before any Shares held by the Holder may be sold or otherwise transferred.

       7.6 EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during Optionee's lifetime or on Optionee's death by will or intestacy to Optionee's immediately family or a trust for the benefit of Optionee or Optionee's immediate family shall be exempt from the provisions of this Section; provided that, as a condition to receiving the Shares, the transferee or other recipient shall agree in writing to receive and hold the Shares so transferred subject to the provisions of this Exercise Agreement, and to transfer such Shares no further except in accordance with the terms of this Exercise Agreement. As used herein, "IMMEDIATE FAMILY" shall mean spouse, lineal descendant or antecedent, brother or sister.

       7.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

8. COMPLIANCE WITH STATE SECURITIES LAWS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON

       SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

9. COMPANY'S REPURCHASE OPTION. The Company, and/or its assignees, shall have the option to repurchase no less than all of the Shares that are "Vested Shares" (as defined below) and/or no less than all of the Shares that are "Unvested Shares" (as defined below) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Optionee should cease to be employed by the Company for any reason, or no reason, including, without limitation, Optionee's death, disability, voluntary resignation or termination by the Company with or without cause.

       9.1 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment at any time, for any reason or no reason, with or without cause. For purposes of this Exercise Agreement, Optionee shall be considered to be "providing services to the Company" if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company and determine the Termination Date.

       9.2 UNVESTED AND VESTED SHARES. "UNVESTED SHARES" are Shares which are subject to repurchase by the Company upon Optionee's Termination at the original Purchase Price Per Share "VESTED SHARES" are Shares which are subject to repurchase by the Company upon Optionee's Termination at the higher of the Fair Market Value of such Vested Shares on the Optionee's Termination Date or the Optionee's original Purchase Price Per Share. On the Date of Grant all of the Shares will be Unvested Shares. If Optionee has continuously provided services to the Company or to any Subsidiary, Parent or Affiliate of the Company at all times from the Date of Grant until _________________ (the "FIRST VESTING DATE"), then on the First Vesting Date twenty-five percent (25%) of the total number of Shares subject to the Grant (or such lesser total number of shares that have been purchased upon exercise of the Grant) will be deemed Vested Shares. Thereafter, for so long (and only for so long) as Optionee continuously provides services to the Company, any Subsidiary, Parent or Affiliate of the Company at all times after the First Vesting Date, an additional six and one quarter percent (6.25%) of the total number of Shares subject to the Grant (or such lesser total number of shares that have been purchased upon exercise of the Grant) will be deemed Vested Shares on the date that is the same as the First Vesting Date each calendar quarter thereafter; PROVIDED that the Shares will vest at least as rapidly as the rate of 20% for each of five (5) full years following the Date of Grant. No Shares will become Vested Shares after the TerminationDate. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Date of Grant.

       9.3 EXERCISE OF REPURCHASE OPTION. At any time within ninety (90) after the later of the Termination Date or the date the Optionee purchased the Shares, the Company, or its assignee(s), may elect to repurchase all of the Vested Shares and/or all of the Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.

       9.4 CALCULATION OF REPURCHASE PRICE. The Company or its assignee(s) shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) all of the Unvested Shares at the Optionee's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Date of Grant) and/or all of the Vested Shares at the higher of the Fair Market Value of such Vested Shares on the Termination Date or the Optionee's original Purchase Price Per Share.

       9.5 PAYMENT OF REPURCHASE PRICE. The repurchase price shall be payable, at the option of the Company or its assignees, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company, or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within thirty (30) days after exercise of the Repurchase Option.

       9.6 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent, Subsidiary or Affiliate of the Company) to terminate Optionee's employment or other relationship with the Company (or any Parent, Subsidiary or Affiliate of the Company) at any time for any reason or no reason, with or without cause.

       9.7 TERMINATION OF REPURCHASE OPTION. The Repurchase Option shall terminate as to any Vested Shares upon the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

10. ESCROW. As security for the faithful performance of this Exercise Agreement, Optionee agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of ATTACHMENT 2 attached hereto, executed by Optionee and by Optionee's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or its designee ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and stock power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Optionee and the Company agree that Escrow Holder shall not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Shares shall be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal; provided, however, that such release shall not affect the rights of the Company with respect to any pledge of Shares to the Company.

11. LEGENDS. Optionee understands and agrees that the Shares are subject to a Right of First Refusal and a Repurchase Option held by the Company (or its assignee) as set forth herein and that the certificate(s) representing the Shares will bear legends in substantially the following forms:

              "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AND MAY NOT BE TRANSFERRED EXCEPT AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL AND REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES."

              "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD

              EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the
Shares:

              "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

If the foregoing legend is required, Optionee acknowledges receipt of a copy of
Section 260.141.11 of the Rules of the California Corporations Commissioner, attached as ATTACHMENT 1.

12. STOP-TRANSFER NOTICES. Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT REPLYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF THE SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY OR IF OPTIONEE IS AN INSIDER SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISERS CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE. Optionee hereby acknowledges that Optionee has been informed that, unless an election is filed by the Optionee with the Internal Revenue Service (and, if necessary the proper state taxing authorities), WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the Fair Market Value of the Vested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Optionee represents that Optionee has consulted any tax advisers Optionee deems advisable in connection with Optionee's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as ATTACHMENT 3 for reference. OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

14. ENTIRE AGREEMENT. The Plan and Grant are incorporated herein by reference. This Exercise Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                                    Accepted by:

OPTIONEE                                         WORLDTALK CORPORATION

By:                                              By:
   --------------------------------                 ----------------------------
              (signature)

Its:                                             Its:
    -------------------------------                  ---------------------------

Dated:                                           Dated:
      -----------------------------                    -------------------------

                                     ATTACHMENT 1

                       RULE 260.141.11 RESTRICTION ON TRANSFER


(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

       (1)    to the issuer;

       (2)    pursuant to the order or process of any court;

       (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

       (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

       (5)    to holders of securities of the same class of the same issuer;

       (6)    by way of gift or donation inter vivos or on death;

       (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

       (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

       (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's writer consent is obtained or under this rule not required;

       (10) by way of a sale qualified under Section 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

       (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

       (12) by way of an exchange qualified under Section 25111, 251112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

       (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

       (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

       (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchases at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

       (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

       (17) by way of an offer and sale of outstanding securities subject to the qualification requirement of Section 25110 of the Code by virtue of Section 260.011 of these rules, but exempt from that qualification requirement by Subdivision (f) of Section 25102;

       provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section,

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

       "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF

       THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                     ATTACHMENT 2

                              STOCK POWER AND ASSIGNMENT
                              SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of _____________________, 19__, the undersigned hereby sells, assigns and transfers unto __________________, ________________ shares of the common stock of Worldtalk Corporation, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.



                                          Dated:
                                                --------------------------------


                                          --------------------------------------
                                          (Signature)


                                          --------------------------------------
                                          (Please Print Name)


                                          --------------------------------------
                                          (Spouse's Signature, if any)


                                          --------------------------------------
                                          (Please Print Spouse's Name)

                                     Attachment 3

                         ELECTION UNDER SECTION 83(b) OF THE
                                INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.     TAXPAYER'S NAME:            _____________________________________________

       TAXPAYER'S ADDRESS:         _____________________________________________

                                   _____________________________________________

       SOCIAL SECURITY NUMBER:     _____________________________________________

2. The property with respect to which the election is made is described as follows: __________________ shares of Common Stock of Worldtalk Corporation, a California corporation (the "COMPANY"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was _______________ and this election is made for calendar year ____________.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the share (without regard to restrictions other than restrictions which by their terms will never lapse) was $___________ per share at the time of transfer.

6.     The amount paid for such shares was $_________ per share.

7.     The Taxpayer has submitted a copy of this statement of the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITH THE CONSENT OF THE IRS.


Dated:
      ----------------------------------   ----------------------------------
                                                      (Signature)

                                WORLDTALK CORPORATION
                                  STOCK OPTION GRANT



Optionee:                          ___________________________________

Address:                           ___________________________________

                                   ___________________________________

Total Shares Subject to Option:    ___________________________________

Exercise Price per Share:          $__________________________________

Date of Grant:                     ___________________________________

Expiration Date:                   ___________________________________

Type of Option:                      [   ]  Incentive Stock Option
                                     [   ]  Nonqualified Stock Option


1. GRANT OF OPTION. Worldtalk Corporation, a California corporation (the "COMPANY"), hereby grants to the optionee named above ("OPTIONEE") an option (this "OPTION") to purchase the total number of shares of common stock of the Company set forth above (the "SHARES") at the exercise price per share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Stock Option Grant (this "GRANT") and the Company's 1992 Stock Option Plan, as amended to the date hereof (the "PLAN"). If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "REVENUE CODE"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be immediately exercisable with respect to all of the Shares. The Shares underlying this Option shall be subject to a vesting schedule and right of repurchase as set forth in the Stock Option Exercise Agreement attached hereto as EXHIBIT A. Notwithstanding anything herein to the contrary, this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date.

3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act and all applicable state securities laws as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's common stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be employed by the Company or any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, an Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under Section 2 and this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "TERMINATION DATE").

       4.1 TERMINATION GENERALLY. If Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or Disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within sixty (60) days after the Termination Date, but in no event later than the Expiration Date.

       4.2 If Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of Optionee or Disability of Optionee, this option, may be exercised to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

       4.3 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

5.     MANNER OF EXERCISE.

       5.1 EXERCISE AGREEMENT. This Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as EXHIBIT A, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

       5.2 EXERCISE PRICE. Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check) or, where permitted by applicable law: (a) by cancellation of indebtedness of the Company to Optionee; (b) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (c) by any combination of the foregoing.

       5.3 WITHHOLDING TAXES. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. If Optionee is an Insider subject at the time of exercise of this Option to Section 16(b) of the Exchange Act, Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 6(c) of the Plan. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

       5.4 ISSUANCE OF SHARES. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee, Optionee's legal representative or Optionee's assignee.

6. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO within (a) the date two years after the Date of Grant, or (b) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash (or in Shares, to the extent permissible under Section 5.3) or out of the current wages or other earnings payable to Optionee.

7. NONTRANSFERABILITY OF OPTION. If this Option is an ISO, or if Optionee is an Insider subject to Section 16(b) of the Exchange Act, then this Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. Otherwise, this Option may only be transferred (a) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (b) to Optionee's immediate family, to a trust for the benefit of Optionee or Optionee's immediate family, or to a charitable entity qualified under Revenue Code Section 501(c), where "immediate family" shall mean spouse, lineal descendant or antecedent, brother or sister. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

8. TAX CONSEQUENCES. Set forth below is a brief summary as of the date this form of Grant was adopted of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

       8.1 EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject Optionee to an alternative minimum tax liability in the year of exercise.

       8.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If this Option does not qualify as an ISO, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

       8.3 DISPOSITION OF SHARES. In the case of an NQSO, if Shares are held for more than one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for more than one year after the date of exercise and more than two years after the Date of Grant, any gain on disposition on the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one year or two year periods (a "DISQUALIFYING DISPOSITION"), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the "SPREAD"), or, if less, the difference between the amount realized on the sale of such Shares and the Exercise Price. Any gain in excess of the Spread shall be treated as capital gain.

       8.4 TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF THE SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY OR IF OPTIONEE IS AN INSIDER SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISERS CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE.

9. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the committee of the Company's Board of Directors that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by such committee shall be final and binding on the Company and on Optionee.

10. ENTIRE AGREEMENT. The Plan and the Stock Option Exercise Agreement attached as EXHIBIT A are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                                                 WORLDTALK CORPORATION


                                                 By:
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

                                      ACCEPTANCE

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.


                                                 -------------------------------
                                                 Optionee

                                      EXHIBIT A

                                WORLDTALK CORPORATION
                           STOCK OPTION EXERCISE AGREEMENT


       This Exercise Agreement is made this __________ day of _______________, 19__ between Worldtalk Corporation, a California corporation (the "COMPANY"), and the optionee named below ("OPTIONEE") pursuant to the Company's 1992
Stock Option Plan, as amended to the date hereof (the "PLAN"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

Optionee:                          ___________________________________


Social Security Number:            ___________________________________


Address:                           ___________________________________

                                   ___________________________________

Number of Shares Purchased:        ___________________________________

Purchase Price per Share:          $__________________________________

Aggregate Purchase Price:          ___________________________________

Date of Option Grant:              ___________________________________

Type of Option:                    [   ] Incentive Stock Option
                                   [   ] Nonqualified Stock Option

Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Grant, as follows (check as applicable and complete):

       [  ]   by Check honored for payment to the Company in the amount of
              $_____, receipt of which is acknowledged by the Company;

       [  ]   by cancellation of indebtedness of the Company to Optionee in the amount of $_________; or

       [  ]   through a "same-day-sale" commitment, delivered herewith, from
              Optionee and the NASD Dealer named therein, in the amount of $___________.

The Company and Optionee hereby agree as follows:

1. PURCHASE OF SHARES. On this date and subject to the terms and conditions of this Exercise Agreement, Optionee hereby exercises the Grant between the Company and Optionee dated as of the Date of Grant set forth above, with respect to the Number of Shares Purchased set forth above of the Company's common stock (the "SHARES") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the "AGGREGATE PURCHASE PRICE") and the Price per Share set forth above (the "PURCHASE PRICE PER SHARE"). The term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits with respect to the Shares.

2. REPRESENTATIONS OF PURCHASER. Optionee represents and warrants to the Company that:

       (a) Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

       (b) Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act.

       (c) Optionee has no present intention of selling or otherwise disposing of all or any portion or the Shares.

       (d) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans).

       (e) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

3. COMPLIANCE WITH SECURITIES LAWS. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to (the Company will check the applicable box):

       [  ]   the exemption provided by Rule 701;

       [  ]   the exemption provided by Rule 504;

       [  ]   Section 4(2) of the Securities Act;

       [  ]   other:  __________________________.

4. FEDERAL RESTRICTIONS ON TRANSFER. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

       4.1 RULE 144. Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be paid for and then held for a minimum of two years before the may be resold under Rule 144. Prior to an initial public offering of the Company's stock, "nonaffiliates" (i.e. persons other than officers, directors and major shareholders of the Company) may resell only under Rule 144(k), which requires that the Shares be paid for and held for a minimum of three years. Rules 144(k) is not available to affiliates.

       4.2 RULE 701. If the exemption relied upon for exercise of the Shares is Rule 701, the Shares will become freely transferable, subject to limited conditions regarding the method of sale, by nonaffiliates 90 days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to any lengthier market standoff agreement contained in this Exercise Agreement or entered into by Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

5. STATE LAW RESTRICTIONS ON TRANSFER. Optionee understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Commissioner of Corporations, a copy of which is attached hereto as ATTACHMENT 1, and that the certificate(s) representing the Shares may bear a legend to that effect.

6. MARKET STANDOFF AGREEMENT. Optionee agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares or any other securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

7. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have an assignable right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

       7.1 NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "NOTICE") stating:
              (a) Holder's bona fide intention to sell or otherwise transfer such Shares; (b) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (c) the number of Shares to be transferred to each Proposed Transferee; and (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"); and the Holder shall offer to sell the Shares at the Offered Price to the Company.

       7.2    EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
              (30) days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection 7.3 below.

       7.3 PURCHASE PRICE. The purchase price for the Shares purchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

       7.4 PAYMENT. Payment of the purchase price shall be made, at the option of the Company or its assignee, either (a) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company or such assignee, or by any combination thereof within thirty (30) days after receipt of the Notice or (b) in the manner and at the time(s) set forth in the Notice.

       7.5 HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal, before any Shares held by the Holder may be sold or otherwise transferred.

       7.6 EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during Optionee's lifetime or on Optionee's death by will or intestacy to Optionee's immediately family or a trust for the benefit of Optionee or Optionee's immediate family shall be exempt from the provisions of this Section; provided that, as a condition to receiving the Shares, the transferee or other recipient shall agree in writing to receive and hold the Shares so transferred subject to the provisions of this Exercise Agreement, and to transfer such Shares no further except in accordance with the terms of this Exercise Agreement. As used herein, "IMMEDIATE FAMILY" shall mean spouse, lineal descendant or antecedent, brother or sister.

       7.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

8. COMPLIANCE WITH STATE SECURITIES LAWS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

9. COMPANY'S REPURCHASE OPTION. The Company, and/or its assignees, shall have the option to repurchase no less than all of the Shares that are "Vested Shares" (as defined below) and/or no less than all of the Shares that are "Unvested Shares" (as defined below) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Optionee should cease to be employed by the Company for any reason, or no reason, including, without limitation, Optionee's death, disability, voluntary resignation or termination by the Company with or without cause.

       9.1 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment at any time, for any reason or no reason, with or without cause. For purposes of this Exercise Agreement, Optionee shall be considered to be "providing services to the Company" if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company and determine the Termination Date.

       9.2 UNVESTED AND VESTED SHARES. "UNVESTED SHARES" are Shares which are subject to repurchase by the Company upon Optionee's Termination at the original Purchase Price Per Share "VESTED SHARES" are Shares which are subject to repurchase by the Company upon Optionee's Termination at the higher of the Fair Market Value of such Vested Shares on the Optionee's Termination Date or the Optionee's original Purchase Price Per Share. On the Date of Grant all of the Shares will be Unvested Shares. If Optionee has continuously provided services to the Company or to any Subsidiary, Parent or Affiliate of the Company at all times from the Date of Grant until _____________________ (the "FIRST VESTING DATE"), then on the First Vesting Date twenty-five percent (25%) of the total number of Shares subject to the Grant (or such lesser total number of shares that have been purchased upon exercise of the Grant) will be deemed Vested Shares. Thereafter, for so long (and only for so long) as Optionee continuously provides services to the Company, any Subsidiary, Parent or Affiliate of the Company at all times after the First Vesting Date, an additional six and one quarter percent (6.25%) of the total number of Shares subject to the Grant (or such lesser total number of shares that have been purchased upon exercise of the Grant) will be deemed Vested Shares on the date that is the same as the First Vesting Date each calendar quarter thereafter; PROVIDED that the

              Shares will vest at least as rapidly as the rate of 20% for each of five (5) full years following the Date of Grant. No Shares will become Vested Shares after the Termination Date. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Date of Grant.

       9.3 EXERCISE OF REPURCHASE OPTION. At any time within ninety (90) after the later of the Termination Date or the date the Optionee purchased the Shares, the Company, or its assignee(s), may elect to repurchase all of the Vested Shares and/or all of the Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.

       9.4 CALCULATION OF REPURCHASE PRICE. The Company or its assignee(s) shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) all of the Unvested Shares at the Optionee's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Date of Grant) and/or all of the Vested Shares at the higher of the Fair Market Value of such Vested Shares on the Termination Date or the Optionee's original Purchase Price Per Share.

       9.5 PAYMENT OF REPURCHASE PRICE. The repurchase price shall be payable, at the option of the Company or its assignees, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company, or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within thirty (30) days after exercise of the Repurchase Option.

       9.6 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent, Subsidiary or Affiliate of the Company) to terminate Optionee's employment or other relationship with the Company (or any Parent, Subsidiary or Affiliate of the Company) at any time for any reason or no reason, with or without cause.

       9.7 TERMINATION OF REPURCHASE OPTION. The Repurchase Option shall terminate as to any Vested Shares upon the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

10. ESCROW. As security for the faithful performance of this Exercise Agreement, Optionee agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of ATTACHMENT 2 attached hereto, executed by Optionee and by Optionee's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or its designee ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and stock power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Optionee and the Company agree that Escrow Holder shall not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Shares shall be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal; provided, however, that such release shall not affect the rights of the Company with respect to any pledge of Shares to the Company.

11. LEGENDS. Optionee understands and agrees that the Shares are subject to a Right of First Refusal and a Repurchase Option held by the Company (or its assignee) as set forth herein and that the certificate(s) representing the Shares will bear legends in substantially the following forms:

              "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AND MAY NOT BE TRANSFERRED EXCEPT AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL AND REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES."

              "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMP-

              TION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the
Shares:

              "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

If the foregoing legend is required, Optionee acknowledges receipt of a copy of
Section 260.141.11 of the Rules of the California Corporations Commissioner, attached as ATTACHMENT 1.

12. STOP-TRANSFER NOTICES. Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT REPLYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF THE SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY OR IF OPTIONEE IS AN INSIDER SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISERS CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE. Optionee hereby acknowledges that Optionee has been informed that, unless an election is filed by the Optionee with the Internal Revenue Service (and, if necessary the proper state taxing authorities), WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the Fair Market Value of the Vested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Optionee represents that Optionee has consulted any tax advisers Optionee deems advisable in connection with Optionee's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as ATTACHMENT 3 for reference. OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

14. ENTIRE AGREEMENT. The Plan and Grant are incorporated herein by reference. This Exercise Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                             Accepted by:

OPTIONEE                                  WORLDTALK CORPORATION

By:                                       By:
   --------------------------------          -----------------------------------
              (signature)

Its:                                      Its:
    -------------------------------           ----------------------------------

Dated:                                    Dated:
      -----------------------------             --------------------------------

                                     ATTACHMENT 1

                       RULE 260.141.11 RESTRICTION ON TRANSFER


(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

       (1)    to the issuer;

       (2)    pursuant to the order or process of any court;

       (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

       (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

       (5)    to holders of securities of the same class of the same issuer;

       (6)    by way of gift or donation inter vivos or on death;

       (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

       (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

       (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's writer consent is obtained or under this rule not required;

       (10) by way of a sale qualified under Section 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

       (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

       (12) by way of an exchange qualified under Section 25111, 251112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

       (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

       (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

       (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchases at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

       (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

       (17) by way of an offer and sale of outstanding securities subject to the qualification requirement of Section 25110 of the Code by virtue of Section 260.011 of these rules, but exempt from that qualification requirement by Subdivision (f) of Section 25102;

       provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section,

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

       "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF

       THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                     ATTACHMENT 2

                              STOCK POWER AND ASSIGNMENT
                              SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of _____________________, 19__, the undersigned hereby sells, assigns and transfers unto __________________, ________________ shares of the common stock of Worldtalk Corporation, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.



                                          Dated:
                                                --------------------------------

                                          --------------------------------------
                                          (Signature)


                                          --------------------------------------
                                          (Please Print Name)


                                          --------------------------------------
                                          (Spouse's Signature, if any)


                                          --------------------------------------
                                          (Please Print Spouse's Name)

                                     Attachment 3

                         ELECTION UNDER SECTION 83(b) OF THE
                                INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.     TAXPAYER'S NAME:            ____________________________________________

       TAXPAYER'S ADDRESS:         ____________________________________________
                                   ____________________________________________

       SOCIAL SECURITY NUMBER:     ____________________________________________

2. The property with respect to which the election is made is described as follows: __________________ shares of Common Stock of Worldtalk Corporation, a California corporation (the "COMPANY"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was _______________ and this election is made for calendar year ____________.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the share (without regard to restrictions other than restrictions which by their terms will never lapse) was $___________ per share at the time of transfer.

6.     The amount paid for such shares was $_________ per share.

7.     The Taxpayer has submitted a copy of this statement of the Company.

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THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE
OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITH THE CONSENT OF THE IRS.


Dated:
      -----------------------------       --------------------------------------
                                          (Signature)